Prospectus Supplement
John Hancock Investment Trust (the Trust)
John Hancock ESG Large Cap Core Fund
Supplement dated June 26, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on June 24-26, 2025, the Board of Trustees (the Board) of the Trust, of which John Hancock ESG Large Cap Core Fund (ESG Large Cap Core Fund) is a series, voted to recommend that the shareholders of ESG Large Cap Core Fund approve a reorganization, that is expected to be tax-free, of ESG Large Cap Core Fund into John Hancock Fundamental Large Cap Core Fund (Fundamental Large Cap Core Fund, and together with ESG Large Cap Core Fund, the funds), also a series of the Trust, as described below (the Reorganization). Shareholders of record as of September 11, 2025, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about December 10, 2025, ESG Large Cap Core Fund would transfer all of its assets to Fundamental Large Cap Core Fund in exchange for corresponding shares of Fundamental Large Cap Core Fund. Fundamental Large Cap Core Fund would assume all liabilities of ESG Large Cap Core Fund. The corresponding shares of Fundamental Large Cap Core Fund would then be distributed to shareholders of ESG Large Cap Core Fund, and ESG Large Cap Core Fund would be terminated. If approved by shareholders of ESG Large Cap Core Fund, the Reorganization is expected to occur as of the close of business on or about January 9, 2026 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about September 18, 2025.
ESG Large Cap Core Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. ESG Large Cap Core Fund will not accept orders from new investors to purchase shares of ESG Large Cap Core Fund, effective as of the close of business on July 28, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include ESG Large Cap Core Fund as an investment option as of the close of business July 28, 2025, may continue to make ESG Large Cap Core Fund shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of ESG Large Cap Core Fund.
To satisfy an Internal Revenue Service requirement, ESG Large Cap Core Fund hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to the final taxable year for ESG Large Cap Core Fund. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding ESG Large Cap Core Fund or Fundamental Large Cap Core Fund, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the funds’ toll-free telephone number: 800-225-5291 (Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6) or 800-344-1029 (Class NAV). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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